UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	November 8, 2006

First Business Financial Services, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	0-51028	39-1576570
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

401 Charmany Drive, Madison, Wisconsin 53719
(Address of principal executive offices, including zip code)

(608) 238-8008
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; CompensatoryArrangements of Certain Officers.

        Effective November 8, 2006, the Board of Directors (the “Board”) of First Business Financial Services, Inc. elected John M. Silseth as a new director. Mr. Silseth may be appointed to serve as a member of one or more committees of the Board, but no decision has been made to appoint him to any specific committee as of the date of this Current Report.

        Mr. Silseth is currently the President of Antietam LLC, a private investment firm located in Milwaukee, Wisconsin. Prior to becoming President of Antietam in 1986, Mr. Silseth was an Audit Manager with Price Waterhouse in Milwaukee, Wisconsin. Mr. Silseth also serves on the Board of Directors of various Antietam portfolio companies, other privately-held companies and charitable organizations.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST BUSINESS FINANCIAL SERVICES, INC.
Date: November 14, 2006	By: /s/ James F. Ropella
James F. Ropella
Senior Vice President and Chief Financial Officer

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